Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of The Cigna Group 401(k) Plan (the “Plan”) provides general information only. A more complete explanation of the features and benefits available under the Plan, a defined contribution plan, is contained in the Plan’s Summary Plan Description and Prospectus. Generally, all U.S.-based employees of participating subsidiaries and affiliates of The Cigna Group (“Cigna” or “Plan Sponsor”) are eligible to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As of December 31, 2025 and 2024 and for the year ended December 31, 2025, Empower Trust Company, LLC, was the Trustee for the Plan.

Plan Administration

The Cigna Group Retirement Plan Committee, which is comprised of three members of Cigna's management, is the primary Plan fiduciary. This committee delegates responsibility for administration of the Plan to the Plan Administrator, a Cigna employee. The Plan Administrator and The Cigna Group Retirement Plan Committee have arranged with Empower Annuity Insurance Company ("EAIC") to perform the primary administrative, recordkeeping and asset management functions on behalf of the Plan. The Cigna Group Retirement Plan Committee is responsible for, among other things, selecting and monitoring the Plan’s investments.

Investments

The Plan’s investment options include a fixed income fund, which is supported by both traditional and synthetic fully benefit-responsive investment contracts (see Note 5); The Cigna Group common stock; and pooled separate accounts that invest in equities, bonds, derivatives or funds. Participants may transfer assets among the investment options, subject to certain restrictions. For example, transfers involving assets invested in The Cigna Group common stock may be subject to restrictions imposed under Cigna’s Policy on Securities Transactions and Insider Trading. See Notes 4 and 5 for additional information regarding the Plan’s investment options.
The Plan uses an age-appropriate Moderate target portfolio under Empower Retirement’s GoalMaker® asset allocation program ("GoalMaker") as its default investment option. GoalMaker meets the requirements to be a Qualified Default Investment Alternative ("QDIA") under federal law. Participants are invested in the QDIA if they have not made their own investment allocation election or may be invested due to a plan merger if they do not elect how their old plan account should be invested after the plan merger occurs.

Employee Contributions

The Plan permits employees to make pre-tax and Roth contributions (regular and catch-up). A Roth 401(k) is an employer-sponsored investment savings account that is funded with after-tax contributions up to the Plan's limit and future withdrawals are tax-free. In addition to pre-tax and Roth 401(k) contributions, the Plan allows for after-tax contributions up to an amount of $20,000 per plan year. Effective January 1, 2025, the Plan also made SECURE Act 2.0 changes to include “super” catch-up contributions for participants ages 60-63. Plan contributions (regular, catch-up, and after-tax) cannot exceed 80% of a participant’s eligible pay.
The Plan uses an automatic contribution rate increase program called Contribution Accelerator. If an eligible participant’s pre-tax contribution rate is at least 1% but less than 13%, the contribution rate is automatically increased by 1% at the beginning of each year until it reaches 14%. Eligible participants can opt out of Contribution Accelerator or change the date when the increase would go into effect each year. Effective January 1, 2025, the maximum automatic contribution rate under the Contribution Accelerator program increased from 13% to 14% and it will increase by an additional 1% annually thereafter until it reaches 15%. See Note 10 for information regarding changes to the maximum automatic contribution rate effective January 1, 2026 and other items impacting employee contributions.
All employees, however, are still subject to the annual dollar limit set by the Internal Revenue Service ("IRS"). Employee contributions may be invested in any combination of investment options offered by the Plan subject to certain other Internal Revenue Code ("IRC") limitations and any restrictions imposed under Cigna’s Policy on Securities Transactions and Insider Trading.

Employer Contributions

All employees are eligible for employer-matching contributions as soon as they join the Plan. The maximum effective regular matching contribution is 5% of a participant's first 6% of eligible pay. The match formula is equal to 100% on the first 4% of eligible pay contributed (a 4% of pay match) plus 50% on the next 2% of pay contributed (a 1% pay match). The company match rate applies to pre-tax, Roth contributions, after-tax contributions and catch-up contributions – to the extent those contributions are part of an employee’s first 6% of pay contributed. New employees are automatically enrolled in the Plan 30 days after date of hire and are eligible to receive the maximum regular matching contribution. These new employees can opt out of auto enrollment as well as the Contribution Accelerator. Regular matching contributions are made at the same time employee contributions are made, typically bi-weekly, but no less frequently than monthly. See Note 10 for information regarding changes to match eligibility effective January 1, 2026, and other items impacting employee contributions.

The Plan also provides a “true-up” matching contribution after the close of each Plan year. The true-up match is an added employer contribution, if necessary to make the year’s total matching contributions equal to what they would have been on a “look-back” if all employee match eligible contributions were made as of the end of the year and matching contributions were based on the participant’s total annual eligible earnings as of the end of the year. The true-up match provides otherwise missed regular matching contributions for eligible participants caused by changes in an employee’s contribution rates during the year.
All types of matching contributions (regular and true-up) are collectively referred to as "employer contributions."
In addition to providing regular matching contributions and true-up contributions, the Plan also provides for discretionary matching contributions. The Plan Sponsor did not make a discretionary matching contribution to the Plan for 2025 or 2024.
Service Contract Act Contributions

Certain former participants of the Express Scripts, Inc. 401(k) Plan are eligible for additional contributions (“SCA Contributions”) to comply with the Service Contract Act (“SCA”) of 1965. SCA Contributions are determined by multiplying the contractually required hourly rate by the hours worked by such participant during the period from which such contribution is made (but not in excess of the hours required by the SCA to be credited for such purposes). This amount is then reduced by the cost of fringe benefits otherwise credited to such participant outside of the Plan for such period. For the 2025 plan year, the total SCA contributions were approximately $2.9 million.

Rollover Contributions

The Plan may accept rollover contributions. Rollover contributions represent distributions received from other “eligible retirement plans,” as defined in IRC section 401(a)(31)(E). Distributions from other plans are subject to certain conditions to be eligible for rollover into the Plan.

Participant Accounts

Each participant’s account is credited with the participant’s contribution, the employer contribution and investment earnings, net of expenses. A participant is entitled to their vested account balance.

Vesting and Forfeitures

Employee and non-elective SCA employer contributions and related investment earnings are always fully vested.
Employer contributions and related investment earnings become fully vested upon completion of two years of service. Employer contributions made at any time and related investment earnings become fully vested earlier when an employee reaches age 65; dies; becomes totally and permanently disabled; or continues to be employed by a participating Cigna company that is sold and does not maintain a successor plan. Early vesting also would occur if Cigna discontinues matching contributions or terminates the Plan. Participants earn a year of vesting service if they have at least 1,000 hours of service during the calendar year. See Note 10 for information regarding changes to vesting effective January 1, 2026, and other items impacting employee contributions.

If a participant has a termination of employment with Cigna, any unvested portion of the participant’s account is forfeited as of the earlier of (1) the date that the participant receives a distribution of the entire vested portion of his or her account, or if the account is subject to mandatory distribution, distribution has been made to the participant automatically, or (2) the end of the Plan year in which the participant has incurred five consecutive one-year breaks in service. During the year ended December 31, 2025, forfeited amounts reduced employer contributions by approximately $4.5 million.
See Note 3 for information regarding accelerated vesting for certain employees who conveyed to Health Care Service Corporation (“HCSC”) in connection with the sale of Cigna's Medicare Advantage and related businesses to HCSC.

Notes Receivable

The notes receivable amount represents the unpaid principal balance on unpaid loans. The Plan permits participants to borrow a portion of their vested Plan account, subject to certain limitations, including restriction of post-2009 Cigna employer contributions, at an annual rate of interest with a specified repayment period. The minimum amount that may be borrowed is $1,000; the maximum total loan amount is the lesser of $50,000 or 50% of the participant’s vested account balance. A participant may have no more than two outstanding loans. Loan terms range from 12 to 60 months or up to 120 months if the loan is used to buy or build a participant’s primary residence.

The annual interest rate for a Plan loan is 2% plus the yield of actively traded U.S. Treasury securities, adjusted by the U.S. Treasury Department to 3-year or 7-year constant maturities. The maximum Plan loan interest rate is the bank prime loan rate that is in effect on the same date that the applicable Treasury rate is determined. Loan interest rates remain fixed during the term of the loan. The loan is secured by the participant’s vested account balance. EAIC charges the participant a $50 fee to process new Plan loans and a $20 annual loan maintenance fee. The annual loan maintenance fee is deducted from the participant’s account quarterly, at a rate of $5 for each full quarter that each loan remains outstanding. As of December 31, 2025 and 2024, loan interest rates ranged from 2.36% to 10.50%.

Payment of Benefits

Participants may withdraw funds subject to the requirements of the Plan. Upon termination of employment for any reason, a participant may elect to receive either a lump-sum amount equal to the value of the participant’s vested account balance, monthly installments over a period of years, an annuity, or a combination of these forms of payment. If the participant’s vested account balance is more than $1,000 but not more than $7,000 effective April 1, 2024, and does not include holdings in The Cigna Group Stock Fund, and the participant does not agree within 80 days to accept a lump sum, the amount will automatically be rolled over to an Individual Retirement Account or Individual Retirement Annuity ("IRA") sponsored by an Empower Retirement affiliate, Inspira Financial. The IRA will be invested in an investment product designed to preserve principal and provide a reasonable rate of return and liquidity. All related expenses will be charged to the IRA. If a Plan participant with a balance greater than $7,000 (as noted above) terminates and does not withdraw funds, the account becomes inactive. Inactive Plan participants can request withdrawals at any time. The required minimum distribution age is 72 (if your birthdate is July 1, 1949 - December 31, 1950), age 73 (if your birthdate is January 1, 1951 - December 31, 1959), or age 75 (if your birthdate is on or after January 1, 1960), and requires terminated participants to receive annual withdrawals of certain minimum amounts (based on their remaining life expectancy). To the extent a participant’s account is invested in The Cigna Group common stock, the participant may elect to receive such amounts in shares.

Additionally, the Plan allows participants to take distributions for Domestic Abuse Victims (SECURE Act 2.0) and Qualified Birth Adoption Distributions (QBADs) from the Plan. Domestic Abuse Victim distributions may not exceed the lesser of $10,000 or 50% of their vested account balance. Additionally, QBAD may not exceed a participant’s vested account balance or, if less, $5,000 minus the amount of any other QBAD taken by the participant.

Plan Expenses

Administrative expenses and certain investment management fees are reported separately, and participant accounts are directly charged, on a quarterly basis, with the same administrative fee regardless of their investment options. The annual administrative fee remains at 0.0130% of the participant’s account up to a maximum of $90.

Brokers’ commissions resulting from buying or selling The Cigna Group common stock are paid from the participants’ account balances and are reflected as a reduction of investment income in these financial statements. Fees related to pooled separate accounts and underlying fund investments are netted against investment returns of each pooled separate account. Other costs associated with the operation of the Plan, including trustee and legal fees, are paid by Cigna.

Plan Termination

Cigna intends to continue the Plan indefinitely but reserves the right to discontinue employer contributions or terminate the Plan in whole or in part at any time prior to that. If contributions are discontinued or the Plan is terminated, affected participants will become fully vested. Upon Plan termination, net assets of the Plan will be distributed in the manner Cigna elects in accordance with the Plan document and in accordance with ERISA and its related regulations.